UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 1, 2011
VERISK ANALYTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ		07310

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (201) 469-2000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     On December 1, 2011, Verisk Analytics, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”), by and among the Company, the Guarantors (defined below) and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to sell to the Underwriters $250,000,000 aggregate principal amount of its 4.875% Senior Notes due 2019 (the “Notes”). The Notes are fully and unconditionally guaranteed, jointly and severally, by various of the Company’s subsidiaries (the “Guarantors”) on a senior, unsecured basis (the “Guarantees” and, together with the Notes, the “Securities”). The Securities, which were offered and sold pursuant to the Underwriting Agreement, were registered pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-173135), filed on March 29, 2011.
     The Underwriting Agreement contains customary representations, warranties and covenants of the Company and the Guarantors, conditions to closing, indemnification obligations of the Company, the Guarantors and the Underwriters, and termination and other customary provisions.
     The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the document which is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated by reference herein.
Item 8.01. Other Events
     On December 1, 2011, Verisk Analytics, Inc. priced the public offering of $250 million aggregate principal amount of the Notes.
     A copy of the press releases announcing the pricing of the Notes is filed herewith as Exhibit 99.1.
     A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Securities is filed as Exhibit 5.1 hereto.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.

Exhibit
No.	Description
1.1	Underwriting Agreement, dated as of December 1, 2011, by and among Verisk Analytics, Inc., the guarantors named therein, J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein.

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

99.1	Press Release dated December 1, 2011 announcing the pricing of the Notes.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.
Date: December 2, 2011	By:	/s/ Kenneth E. Thompson
		Name:	Kenneth E. Thompson
		Title:	Executive Vice President, General Counsel and Corporate Secretary